Exhibit 99.1

NASDAQ : CAPR Corporate & Investor Presentation December 2019

Forward - Looking Statements 2 Statements in this press release regarding the efficacy, safety, and intended utilization of Capricor's product candidates ; the initiation, conduct, size, timing and results of discovery efforts and clinical trials ; the pace of enrollment of clinical trials ; plans regarding regulatory filings, future research and clinical trials ; regulatory developments involving products, including the ability to obtain regulatory approvals or otherwise bring products to market ; plans regarding current and future collaborative activities and the ownership of commercial rights ; scope, duration, validity and enforceability of intellectual property rights ; future royalty streams, revenue projections ; expectations with respect to the expected use of proceeds from the recently completed offerings and the anticipated effects of the offerings, and any other statements about Capricor's management team's future expectations, beliefs, goals, plans or prospects constitute forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "could," "anticipates," "expects," "estimates," "should," "target," "will," "would" and similar expressions) should also be considered to be forward - looking statements . There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward - looking statements . More information about these and other risks that may impact Capricor's business is set forth in Capricor's Annual Report on Form 10 - K for the year ended December 31 , 2018 as filed with the Securities and Exchange Commission on March 29 , 2019 , and as amended by its Amendment No . 1 to Annual Report on Form 10 - K/A filed with the Securities and Exchange Commission on April 1 , 2019 , in its Quarterly Report on Form 10 - Q for the quarterly period ended September 30 , 2019 , as filed with the Securities and Exchange Commission on November 8 , 2019 , and in its Registration Statement on Form S - 1 as filed with the Securities and Exchange Commission on December 5 , 2019 and the prospectus contained therein, together with any amendments and supplements thereto . All forward - looking statements in this press release are based on information available to Capricor as of the date hereof, and Capricor assumes no obligation to update these forward - looking statements . CAP - 1002 is an Investigational New Drug and is not approved for any indications . CAP - 2003 has not yet been approved for clinical investigation .

Developing Cell and Exosome - Based Therapies for Rare Diseases RARE DISEASE FOCUS STRATEGIC COLLBORATIONS DOMAIN EXPERTISE FINANCIAL • Preclinical Stage: Exosome platform technology in active development • Advanced Clinical Program: Cell Therapy (CAP - 1002) for Duchenne muscular dystrophy (DMD) • RMAT, orphan drug and rare pediatric designations for DMD • Comprehensive preclinical characterization • Expertise in cell and exosome - based therapies • Extensive IP portfolio for core technologies • Potential near - term development milestones • External collaborations: US Army, US Department of Defense, Cedars - Sinai Medical Center • Raised over $50M in equity • Secured over $45M in non - dilutive funding • Clean Capital Structure 3

The Field of Exosomes: Increasing Market Opportunity ▪ Global market size projected to grow at high rates ▪ Increasing financing activity among private companies: ▪ Over $300M raised to date in several private companies ▪ M&A activity continuing to increase: ▪ Delivery ▪ Roche collaboration with PureTech Health for up to $1.0B ▪ Oral administration of antisense oligonucleotide using milk - exosomes ▪ Oncology ▪ Bio - Techne acquired Exosome Dx for up to $575M ▪ Cancer detection using liquid biopsy ▪ Jazz and Codiak – Strategic Collaboration with $56M upfront and additional milestone payments ▪ Manufacturing : ▪ Lonza acquired HansaBioMed Life Sciences ▪ Acquisition of exosomes manufacturer ▪ Therapeutics is still under - represented in deal flow 4 Data obtained from public sources

Delivery of Gene - based Therapies to Treat Disease ▪ Gene therapy using viral delivery (AAV) ▪ Immune response ▪ Delivery of RNAs ▪ Uptake to render biologic relevance ▪ Therapeutic development very slow ▪ Synthetic nanoparticles have not been successful as delivery vehicles 5 Exosomes : ▪ nature’s delivery vehicle ▪ low immunogenicity ▪ can deliver contents to the nucleus without integration ▪ can be targeted (tropism) ▪ can be lyophilized for ease of handling Problems Possible Solutions

‒ Engineering exosomes loaded with bioactive molecules potentially will: ▪ increase potency ▪ reduce variability ▪ eventually help during product development ‒ Different modifications are now under evaluation: ▪ Cargo – Nucleic acids (mRNA or miRNAs) ▪ Membrane modifications – Tropism change – Coating with immunomodulatory signals (PD - L1) ‒ Preliminary data demonstrates that is feasible to transfer mRNAs and miRNAs loaded into exosomes to target cells Why Engineer Exosomes? 6

Targeted Exosome Platform Allows for Broad Applicability Regenerative Medicine 2.0 • Immunomodulation • Tissue regeneration CDC - XO (Exosomes) Specific Tropism • Modify XO membrane • Targeted delivery Surface - Modified Exosomes Loaded XOs • XO loaded with therapeutic cargo Engineered Exosomes 7

Loading miRNAs into Exosomes ▪ MicroRNAs (miRNAs) are a class of small, noncoding RNAs involved in regulation of gene expression ▪ Loading XOs with miRNAs may allow for tunable regulation of gene expression in target cells 8

Capricor’s Exosome Product Pipeline 9 Candidate Target Indications Development Phase Status Discovery Preclinical Phase I EC - XO (expanded culture XOs) Inflammatory diseases Target IND submission in 2020 Engineered XOs Small RNA Loading (siRNAs, miRs , sgRNAs) Evaluating Target IND submission Engineered XOs (Membrane modifications) Inflammatory diseases Target IND submission Engineered XOs (mRNA for gene editing) Monogenic diseases Target IND submission Capricor's exosomes technology, has not yet been approved for clinical investigation.

EC - XOs: Mechanism of Action Immunomodulator y Anti - inflammatory Anti - fibrotic Anti - apoptotic Angiogenic Regenerative 10

CDC - XOs Immunogenicity ▪ Allogeneic CDCs have a low immunogenicity (20 times lower than xeno - transplant) ▪ In pre - clinical studies, CDC - XOs show a reduced immunogenicity when compared to CDCs, allowing multiple administration without significant immune response Humoral Immune Response CDC_1CDC_2CDC_3CDC_4CDC_5CDC_6-EXO_1EXO_2EXO_3EXO_4EXO_5EXO_6-PBS_1PBS_2PBS_3PBS_4PBS_5PBS__6 0 20 40 Phase 3 IgG M C I N=3 - 5 CDCs CDC - XOs PBS N=4 - 5 0 200 400 600 800 MCI 0 20 40 MCI XENO ALLO CDCs CDC - XOs PBS 0 2 * 3 4 * 5 6 Wks 0 2 * 3 4 * 5 6 0 2 * 3 4 * 5 6 0 2 * 3 4 * 5 6 Wks 0 2 * 3 4 * 5 6 0 2 * 3 4 * 5 6 11 Unpublished results

MSC CDC MSC CDC Comparison of CDC - XO vs MSC - XOs Reveal Different Cargo CDC - exosomes MSC - exosomes miRNA clustering analysis (RNA - Seq) Exosomes RNA - Seq Read counts (type) High Low Exosomes surface expression profile ( MACSplex ) CDC #1.1 CDC #1.2 CDC #2.1 CDC #2.2 CDC #3.1 CDC #3.2 MSC #1 MSC #2 ▪ CDC - XOs and MSC - XOs have a different expression phenotype in their surface, different RNA cargo and different miRNA profile Exosomes surface markers 12 Unpublished results

13 Exosomes: POC Established in Multiple Indications GVHD LUPUS NEPHRITIS SEPSIS DUCHENNE MUSCULAR DYSTROPHY* F4/80 + CD11b + Macrophage: 46.5% Macrophage: 14.5% 21 28 35 42 49 56 2 4 6 8 Day G V H D S c o r e Vehicle Low dose High Dose 21 28 35 42 49 56 Days 8 6 4 2 GVHD Score GVHD Score Vehicle Low dose High dose Renal function Spleen size XOs reduce GVHD score and increase weight and survival in mouse model XOs improve muscle activity and exercise capability in mdx - mouse model XOs reduce lymphadenopathy and improve renal function in a Lupus nephritis mouse model Control XOs treated XOs reduces recruitment of inflammatory cells in a mouse sepsis model 13 Unpublished results *Aminzadeh et al, Stem Cell Reports 2018. 0 2 4 6 8 10 12 14 16 18 20 1 5 10 20 30 40 50 60 80 100 120 150 F o r c e ( N / c m 2 ) Frequency (Hz) CTL(WT) Vehicle Exosome

Exosomes Lyophilization Particle size miRNA stability Lyophilized CDC - XO show : • Good conservation of miRs 146a and 210 • Similar particle size and concentration post lyophilization • Similar results in - vitro and in - vivo to UFC product In vitro bioactivity In vivo bioactivity Macrophage activity AMI model 14 Unpublished results

World - Class Facilities and Infrastructure • Capricor’s Research, Development and Manufacturing facilities are located in the Cedars - Sinai Medical Center in Los Angeles, CA • Capricor has access to core research facilities 15

CAP - 1002 Duchenne Muscular Dystrophy Program 16

Conclusions and Future Direction – CAP - 1002 for DMD ‒ First placebo - controlled trial showing upper limb functional improvements in non - ambulant DMD patients ‒ Directionally consistent improvements in function, strength, pulmonary and cardiac endpoints 17 ‒ Phase III clinical trial in pre - FDA planning stages (est. 70 pts.) ‒ Continue discussions with FDA regarding path forward ‒ 12 - month data expected in Q1 - 2020 from HOPE - 2 ‒ Plan to announce further updates as they become available ‒ Pursue partnership opportunities Conclusions Moving Forward

Senior Leadership Team Linda Marbán , Ph.D. Chief Executive Officer, Co - founder and Director Under her direction, Capricor has secured over $45 million in non - dilutive funding and over $50 million in equity capital. Earlier in her career, Dr. Marbán was with Excigen, Inc. where she was responsible for business development and operations supervising the development of gene therapy products in a joint development agreement with Genzyme Corp. Dr. Marbán began her career at the Cleveland Clinic Foundation working on the biophysical properties of cardiac muscle. That work continued when she moved to a postdoctoral fellowship at Johns Hopkins University. While at JHU, she advanced to the rank of Research Assistant Professor in the Department of Pediatrics, continuing her work on the mechanism of contractile dysfunction in heart failure. Dr. Marbán earned a Ph.D. from Case Western Reserve University in cardiac physiology. Karen Krasney , JD EVP & General Counsel Ms. Krasney’s career spans over 40 years and has been focused on domestic and international corporate and business law, as well as litigation. Ms. Krasney served as legal counsel of Biosensors International Group Ltd., a multinational medical device company that develops, manufactures and sells medical devices for cardiology applications. Ms. Krasney received her Bachelor of Arts degree from the University of California, Los Angeles and her Juris Doctorate from the University of Southern California. Luis Rodriguez - Borlado , Ph.D. Vice President of Regenerative Therapies Prior to joining Capricor, Dr. Borlado developed a scientific career in academic laboratories in Spain and in The Netherlands studying signal transduction pathways involved in cell transformation and DNA replication. Dr. R - Borlado has a Ph.D in Biochemistry and Molecular Biology from the University Autónoma of Madrid with the study of molecular bases of immune system development. AJ Bergmann, MBA Chief Financial Officer Mr. Bergmann joined Capricor in 2011 and coordinated the Company’s reverse merger and financings yielding over $50 million to date. Prior to joining Capricor, Mr. Bergmann had experience in accounting, finance and operations management of various companies. Mr. Bergmann graduated from Providence College and has a M.B.A. from the University of Southern California’s Marshall School of Business. Siegfried Rogy , Ph.D. Vice President of Clinical Operations Dr. Rogy has over 25 years of clinical operations and development experience at companies including Baxter Bioscience, The Medicines Company and Maxim Pharmaceuticals. He led the clinical operations team for hemophilia products at Baxter Bioscience and in this role contributed to the US and EU marketing authorization of ADVATE, now the world’s most prescribed Factor VIII - replacement therapy and a cornerstone of Baxter’s multibillion - dollar hemophilia franchise. He also held positions at two start - up biotech companies. At Novalar , he successfully directed a Phase I - III clinical program leading to the marketing authorization of OraVerse ®, a local anesthesia reversal agent. Dr. Rogy earned his Bachelor of Science and Ph.D. in Biology from the Karl - Franzens - University, Graz, Austria. 18

Appendices 19

CDC - XOs miR Profile: Identity, Purity & Potency Potent Non - Potent Potency ( miR - #3) CDC 1 CDC 2 CDC 3 CDC 4 CDC 5 CDC 6 CDC 7 CDC 8 CDC 10 CDC 9 CDC 1 CDC 2 CDC 3 CDC 4 CDC 5 CDC 6 CDC 7 CDC 8 CDC 9 CDC 10 MSC vs CDC - EVs CDC - EVs CDC - EVs MSC - EVs Potent Non - Potent MSC - XO CDC - XO Purity ( miR - #2) Non - potent CDC - XO Potent CDC - XO qPCR miR - #3 Fold change Potent Non - Potent MSC - XO CDC - XO Identity ( miR - #1) Unpublished results 20

Exosomes Landscape 21 Information from public sources Exosomes Field Platform for therapeutics - Engineered - Wild - type CAPRICOR Oncology - Engineered - Drug - loaded Diagnostics Wild - Type for therapeutics

0 50 100 150 200 250 300 Exercise capacity CTL C X+C X * Distance(meter) Distance(m) Ejection fraction 0 500 1000 1500 2000 0 25 50 75 100 30 40 50 60 70 WT CTL C X X+C EF(%) * R 2 =0.71 P<0.001 EF week3 5 10 15 20 25 WT CTL C X X+C Soleus specific force wk3 Po(N/cm 2 ) * 0 20 40 60 80 0 250 500 750 1000 R 2 =0.67 P<0.001 Distance(m) Functional capacity after every - other - day oral exosome delivery in MDX mice* Soleus specific force wk3 *Unpublished data, Marbán lab, Smidt Heart Institute, CSMC, 12/2019 22

3 2 1 1 3 2 CDC - exosomes are taken up via endocytosis in duodenal epithelial cells and released into blood after fusion of their membrane or MVB membrane* *Unpublished data, Marbán lab, Smidt Heart Institute, CSMC, 12/2019 23